SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/ A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2000

NEXTLINK Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-34974	54-1983517

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1505 Farm Credit Drive, McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (703) 547-2000

(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

On June 22, 2000, NEXTLINK Communications, Inc. (the “Registrant”) filed a Current Report on Form 8-K (the “Initial Report”) describing the merger on June 16, 2000 of each of NEXTLINK Communications, Inc., a Delaware corporation and Concentric Network Corporation (“Concentric”), a Delaware corporation, with and into the Registrant.

The purpose of this amendment to the Initial Report is to provide the financial statements of Concentric required by Item 7(a) of Form 8-K, and the pro forma combined condensed consolidated financial information required by Item 7(b) of Form 8-K, which information was not included with the Initial Report in reliance on Item 7(a)(4) of Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial statements of business acquired:

The (i) Report of Ernst & Young LLP, dated January 21, 2000 (except for Note 13, as to which the date is March 20, 2000), (ii) consolidated audited balance sheets of Concentric as of December 31, 1998 and 1999, (iii) consolidated statements of operations of Concentric for the years ended 1997, 1998 and 1999, (iv) consolidated statements of common stock subject to rescission and stockholders’ equity (deficit) of Concentric for the years ended 1997, 1998 and 1999 and (v) consolidated statements of cash flows of Concentric for the years ended 1997, 1998 and 1999 have been filed with the SEC as part of Concentric’s Annual Report on Form 10-K, filed on March 30, 2000 (File No. 000-22575), and are incorporated by reference and filed as exhibits hereto pursuant to Rule 12b-23(3).

The (i) unaudited consolidated balance sheet of Concentric as of March 31, 2000, (ii) unaudited condensed consolidated statements of operations of Concentric for the three month periods ended March 31, 2000 and 1999 and (iii) unaudited condensed consolidated statements of cash flows for the three month periods ended March 31, 2000 and 1999 have been filed with the SEC as part of Concentric’s Quarterly Report on Form 10-Q, filed May 15, 2000 (File No. 000-22575), and are incorporated by reference and filed as exhibits hereto pursuant to Rule 12b-23(3).

(b)  Pro forma financial information.

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 1999.

(ii)	Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 1999 and the three months ended March 31, 2000.

(iii)	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(c)  Exhibits

23		Consent of Ernst & Young LLP.
99.1		Report of Ernst & Young LLP, dated January 21, 2000 (except for Note 13, as to which the date is March 20, 2000).
99.2		Consolidated audited balance sheets of Concentric as of December 31, 1998 and 1999.
99.3		Consolidated statements of operations of Concentric for the years ended 1997, 1998 and 1999.
99.4		Consolidated statements of common stock subject to rescission and stockholders’ equity (deficit) of Concentric for the years ended 1997, 1998 and 1999.
99.5		Consolidated statements of cash flows of Concentric for the years ended 1997, 1998 and 1999.
99.6		Notes to condensed consolidated financial statements.
99.7		Unaudited consolidated balance sheet of Concentric as of March 31, 2000.
99.8		Unaudited condensed consolidated statements of operations of Concentric for the three month periods ended March 31, 2000 and 1999.
99.9		Unaudited condensed consolidated statements of cash flows for the three month periods ended March 31, 2000 and 1999.
99.1	0	Notes to unaudited condensed consolidated financial statements.

7(b)

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Combined Financial Statements of NEXTLINK and Concentric

      The following unaudited pro forma condensed combined financial statements combine the historical consolidated balance sheets and statements of operations of NEXTLINK and Concentric, including their respective subsidiaries after giving effect to the merger. The unaudited pro forma condensed combined balance sheet as of March 31, 2000 set forth below gives effect to the merger as if it occurred on March 31, 2000. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 1999 and the three months ending March 31, 2000 give effect to the merger as if it occurred January 1, 1999. These statements are prepared based on the notes to these unaudited pro forma condensed combined financial statements. The merger has been accounted for as a purchase business combination.

      The following unaudited pro forma financial information has been prepared based upon, and should be read in conjunction with, the audited historical consolidated financial statements of NEXTLINK and Concentric. The unaudited pro forma condensed combined financial statements are not necessarily indicative of the financial position or operating results that would have occurred had the merger been completed on March 31, 2000 or at the beginning of the period for which the merger is being given effect, nor is it necessarily indicative of future financial position or operating results.

7(b)(i)

Unaudited Pro Forma Condensed Combined Balance Sheet

As of March 31, 2000
(Dollars in thousands, except per share amounts)

	Historical	Historical	Historical	Pro Forma
	NEXTLINK	Concentric	Combined	Adjustment	Note	Total

ASSETS

Current assets:

Cash and cash equivalents	$1,752,720	$103,008	$1,855,728	(27,000)		$1,828,728

Marketable securities	1,286,121	58,566	1,344,687		2	1,344,687

Accounts receivable, net	110,000	34,458	144,458			144,458

Other current assets	80,417	22,878	103,295			103,295

Pledged securities	9,853		9,853			9,853

Restricted Cash		19,373	19,373			19,373

Total current assets	3,239,111	238,283	3,477,394	(27,000)		3,450,394

Property and equipment, net	1,317,250	124,039	1,441,289			1,441,289

Investment in fixed wireless licenses

Goodwill and other intangible assets		303,244	303,244	2,686,108	2	2,932,342
				(303,244)
				246,234

Investments		22,795	22,795			22,795

Other assets, net	306,716	11,000	317,716			317,716

Investment in fixed wireless licenses	958,077	—	958,077			958,077

Total assets	$5,821,154	$699,361	$6,520,515	$2,602,098		$9,122,613

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)

Current liabilities:

Accounts payable	54,023	52,586	106,609			106,609

Other accrued liabilities	129,704	26,410	156,114			156,114

Accrued interest payable	100,728		100,728			100,728

Deferred revenue		12,402	12,402			12,402

Current portion of long-term obligations	1,214	7,552	8,766			8,766

Total current liabilities	285,669	98,950	384,619			384,619

Long-term debt	4,137,670	146,719	4,284,389			4,284,389

Other long-term liabilities	16,218	29,467	45,685			45,685

Total liabilities	4,439,557	275,136	4,714,693			4,714,693

Redeemable preferred stock	1,476,535	228,865	1,705,400			1,705,400

Shareholders’ equity (deficit):			—			—

Common stock	1,194,467	543,720	1,738,187	(543,720)	2	4,028,091
				2,542,356	2
				291,268	2

Deferred compensation	(85,472)	(430)	(85,902)	430	3a	(85,472)

Accumulated other comprehensive income	3,756	387	4,143	(387)	3a	3,756

Accumulated deficit	(1,207,689)	(348,317)	(1,556,006)	348,317	3a	(1,243,855)
				(36,166)	2

Total Shareholders’ equity (deficit)	(94,938)	195,360	100,422	2,602,098		2,702,520

Total liabilities and shareholders’ equity (deficit)	$5,821,154	$699,361	$6,520,515	$2,602,098		$9,122,613

7(b)(ii)

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 1999
(Dollars in thousands, except per share amounts)

	Historical	Historical	Historical	Pro Forma
	NEXTLINK	Concentric	Combined	Adjustment	Note		Total

Revenue	$274,324	$148,368	$422,692	$—			$422,692

Costs and Expenses:

Cost of Revenue	221,664	118,426	340,090	—			340,090

Selling, general and administrative	266,908	65,875	332,783	—			332,783

Restructuring	30,935	—	30,935	—			30,935

Stock-based compensation	12,872	373	13,245	—			13,245

Depreciation	93,097	28,658	121,755				121,755

Amortization	15,378	10,448	25,826	598,780	3	b	624,606

Write-off of in-process technology	—	—	—	36,166	2		36,166

Total costs and expenses	640,854	223,780	864,634	634,946			1,499,580

Loss from operations	(366,530)	(75,412)	(441,942)	(634,946)			(1,076,888)

Interest Income	90,961	13,558	104,519				104,519

Interest expense	(283,123)	(22,569)	(305,692)				(305,692)

Net interest expense and other	—	(664)	(664)				(664)

Net Loss	(558,692)	(85,087)	(643,779)	(634,946)			(1,278,725)

Preferred stock dividends and accretion	(69,189)	(26,697)	(95,886)	—			(95,886)

Net loss applicable to common shares	$(627,881)	$(111,784)	$(739,665)	$(634,946)			$(1,374,611)

Net loss per share (basic and diluted)	(5.02)	(2.76)					(7.12)

Shares used in computation of net loss per share	125,132,459	40,473,000			3	c	193,135,459

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2000
(Dollars in thousands, except per share amount)

	Historical	Historical		Pro Forma
	NEXTLINK	Concentric	Combined	Adjustment	Note	Total

Revenue	$105,849	$57,292	$163,141			$163,141

Costs and Expenses:

Operating	76,021	45,268	121,289			121,289

Selling, general and administrative	92,969	27,242	120,211			120,211

Stock-based compensation	8,985	93	9,078			9,078

Depreciation	40,383	10,785	51,168			51,168

Amortization	5,613	14,949	20,562	149,695	3b	170,257

Total costs and expenses	223,971	98,337	322,308	149,695		472,003

Loss from Operations	(118,122)	(41,045)	(159,167)	(149,695)		(308,862)

Interest income	44,613	2,649	47,262			47,262

Interest expense	(108,359)	(5,850)	(114,209)			(114,209)

Other income	225,112	61,772	286,884			286,884

Net Income (Loss)	43,244	17,526	60,770	(149,695)		(88,925)

Preferred stock dividends and accretion of preferred stock redemption obligation, including issue costs	(33,435)	(8,006)	(41,441)			(41,441)

Earnings (loss) applicable to common shares	$9,809	$9,520	$19,329	$(149,695)		$(130,366)

Earnings (loss) per common share

Basic	$0.07	$0.19				$(0.64)

Diluted	$0.06	$0.19				$(0.64)
Weighted average share

Basic	135,401,000	49,600,000			3c	203,424,000

Diluted	157,210,000	49,600,000			3c	203,424,000

7(b)(iii)

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED FINANCIAL STATEMENTS

Note 1.  Basis of Presentation

      The unaudited pro forma condensed combined balance sheet as of March 31, 2000 gives effect to the merger as if it had occurred on March 31, 2000. The unaudited pro forma combined statement of operations for the year ended December 31, 1999 and the three months ended March 31, 2000, give effect to the merger as if it had occurred January 1, 1999. The merger has been accounted for as a purchase business combination.

Note 2.  Purchase Price and Purchase Price Allocation

      The merger was accounted for as a purchase of Concentric by NEXTLINK. The merger resulted in an allocation of purchase price to the tangible and intangible assets of Concentric, as well as a write-off of the portion of the purchase price allocated to in-process technology. The transaction is not expected to result in an incremental deferred tax liability. This allocation reflects our estimate of the fair value of assets to be acquired by NEXTLINK based upon information available to us to date. We plan to adjust this allocation based on the final purchase price and our final determination of asset value.

      The calculation of the purchase consideration was based on the number of outstanding Concentric shares that were exchanged on the actual merger date and the exchange ratio applied per the merger agreement.

      Concentric’s outstanding options and warrants were converted to equivalent options and warrants of NM Acquisition Corp. The number of options and warrants and the exercise prices will be adjusted so that the NM Acquisition Corp. options and warrants issued for Concentric options and warrants will have an equivalent intrinsic value per option and warrant. The term and vesting of the options and warrants was not modified. We have therefore included the estimated fair value of these options and warrants in the purchase price. We calculated the fair value of the options and warrants to purchase shares in NM Acquisition Corp. based on the number of options and warrants outstanding on the actual merger date.

      The aggregate purchase price was determined as follows (in thousands):

Concentric common shares outstanding	52,862

Exchange ratio	1.2868

Equivalent NEXTLINK common stock exchanged	68,023

NEXTLINK market value per share (see note 2)	$37.375

Fair value of common stock issued	$2,542,356

Fair value of Concentric liabilities at March 31, 2000	275,136

Fair value of Concentric preferred stock at March 31, 2000	228,865

Fair value of Concentric options	216,698

Fair value of Concentric warrants	74,570

Estimated investment banking, legal and accounting fees, and fees paid to holders of Concentric notes and preferred stock	27,000

Total consideration	$3,364,625

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS — (Continued)

      The aggregate purchase price was allocated to the tangible and intangible assets of Concentric as follows (in thousands):

Fair value of assets acquired at March 31, 2000	$396,117

Fair value of current products and technology	95,218

Fair value of core technology	46,323

Fair value of customer lists	77,299

Fair value of in-process technology	36,166

Fair value of Concentric trade name	10,065

Fair value of Concentric workforce	17,329

Preliminary goodwill	2,686,108

Aggregate purchase price	$3,364,625

      The allocation of the purchase price to the assets and liabilities of Concentric is preliminary and subject to adjustment as final determination of values and future uses are made.

Note 3.  Other Pro Forma Adjustments

a.	The pro forma adjustments reflect the elimination of Concentric’s historical common stock, deferred compensation, accumulated comprehensive income and accumulated deficit as of March 31, 2000.

b.	The effect of allocating the aggregate purchase price to the tangible and intangible assets of Concentric results in additional amortization expense of $598.8 million for the year ended December 31, 1999 and $149.7 million for the quarter ended March 31, 2000. For amortization purposes, goodwill and has been assigned a five-year life and all other acquired intangible assets have been assigned a four-year life.

c.	Proforma shares outstanding used in the computation of net loss per share for the year ended December 31, 1999 and the quarter ended March 31, 2000 is based on actual number of shares issued on the date of the merger plus NEXLINK’s historically reported weighted average shares outstanding for the period.

Note 4.  Reclassifications

      Certain historical amounts have been reclassified to conform with the pro forma condensed combined presentation.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTLINK COMMUNICATIONS, INC.

By:	/s/ GARY D. BEGEMAN

Gary D. Begeman Senior Vice President and General Counsel

Dated: August 21, 2000

Exhibit Index

23		Consent of Ernst & Young LLP
99.1		Report of Ernst & Young LLP, dated January 21, 2000 (except for Note 13, as to which the date is March 20, 2000).
99.2		Consolidated audited balance sheets of Concentric as of December 31, 1998 and 1999.
99.3		Consolidated statements of operations of Concentric for the years ended 1997, 1998 and 1999.
99.4		Consolidated statements of common stock subject to rescission and stockholders’ equity (deficit) of Concentric for the years ended 1997, 1998 and 1999.
99.5		Consolidated statements of cash flows of Concentric for the years ended 1997, 1998 and 1999.
99.6		Notes to condensed consolidated financial statements.
99.7		Unaudited consolidated balance sheet of Concentric as of March 31, 2000.
99.8		Unaudited condensed consolidated statements of operations of Concentric for the three month periods ended March 31, 2000 and 1999.
99.9		Unaudited condensed consolidated statements of cash flows for the three month periods ended March 31, 2000 and 1999.
99.1	0	Notes to unaudited condensed consolidated financial statements.